UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

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GRAYSON BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-30535 (Commission File Number)	54-1647596 (I.R.S. Employer Identification No.)
113 West Main Street Independence, Virginia (Address of principal executive offices)	24348 (Zip Code)

Registrant’s telephone number, including area code: (276) 773-2811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 10, 2007, the Registrant presented at its 2007 Annual Meeting of Shareholders its financial results for the quarter ended March 31, 2007. A copy of these financial results is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished pursuant to Item 2.02 above.

Exhibit No.	Description

99.1	Financial Report – March 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYSON BANKSHARES, INC.
(Registrant)

Date: April 16, 2007                                                                                By:        /s/ Blake M. Edwards

Blake M. Edwards
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Report – March 31, 2007